Exhibit 99.2

REALIZING THE POWER OF RED™ A NEW ERA IN CELLULAR MEDICINEInitial Clinical Results from RTX-240 Phase 1 Clinical TrialMARCH 15, 2021 1

Forward-Looking StatementsThis presentation may contain forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding our future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters; our current and prospective product candidates, planned clinical trials and preclinical activities, including timing related to such trials and expected results, research and development costs, current and prospective collaborations; the estimated size of the market for our product candidates, the timing and success of our development and commercialization of our anticipated product candidates; and the availability of alternative therapies for our target market. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward- looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. Rubius recommends that investors independently evaluate specific investments and strategies. For further information regarding these risks, uncertainties and other factors, you should read the “Risk Factors” section of our Annual Report on Form 10-K filed for the period ended December 31, 2020 and subsequent filings with the SEC. This presentation may contain tradenames, trademarks or servicemarks of other companies. Rubius does not intend the use or display of other parties’ tradenames, trademarks or servicemarks to imply a relationship with, or endorsement or sponsorship of, these other parties.2

Single-Agent Activity with RTX-240 in Advanced Solid Tumors – Two Responses with Favorable Safety ResultsWe Aim to Realize the Power of Immune Agonists by Enabling a Broad Therapeutic WindowThese Initial Clinical Results Increase the Probability of Success of our Oncology Pipeline3

The Promise of Red Cell Therapeutics™: The Future of Cellular Therapy

RED PLATFORM®


EARLY PROGENITOR CELLS
GENETIC ENGINEERING WITH LENTIVIRUS
EXPANSION & DIFFERENTIATION
ENUCLEATION & MATURATION
RED CELL THERAPEUTIC
SINGLE HEALTHY O- DONOR
100-1000's OF DOSES

FEATURES

- Allogeneic, off the-shelf cellular therapy candidates
- Only modification is lentivirus to create new product candidate
- Scalable, reproducible manufacturing process

BENEFITS

- Modular platform is designed to mimic immune biology
- Biodistribution of RBC's confined to vasculature, potentially widening therapeutic window
- Leverages common CMC, toxicology data packages

RubiusTherapeutics
4

RTX-240 is Designed to Deliver Two Key Agonist Signals to the Immune SystemRTX-240 | (4-1BBL + IL-15TP)BROAD IMMUNE SYSTEM STIMULATIONDESIGNED TO STIMULATE ADAPTIVE AND INNATE IMMUNE CELL AGONIST PATHWAYSNK)POTENTIAL BENEFITS:• Activate existing agonist pathways leading to enhanced potency • Overcome resistance to immunotherapy • Reduce toxicity given biodistribution confined to vasculature and spleen, widening the therapeutic window of agonists5

mRBC-240 Resulted in No Liver Toxicity and Significantly Inhibited Tumor Growth as MonotherapySERUM ALT B16F10 LUNG METASTASES MODEL250200200 15015010050100500 0mRBC-240 showed no liver toxicity in vivo4 Doses, 1x109 cells day 0, 3, 7, 10; Sacrifice day 18mRBC-240 reduced tumor burden and was equivalent to anti-4-1BB mAb in vivo 3 Doses, 1x109 cells day 1, 5, 8, Sacrifice day 14Dugast, et. al., American Association for Cancer Research; Poster #3272, 2019 6

RTX-240 Proposed Mechanism of Action



1 ACTIVATION
2 EXPANSION
3 TRAFFICKING
4 TUMOR KILLING
1
PERIPHERAL BLOOD
T cell
NK cell
RBC
RTX
HLA-DR in T and NK cells
NKp30, NKG2D:NKG2A ratio
Total CD8+ memory T cells and NK cells
2
SPLEEN
White pulp
T cell
Red pulp
RTX
NK cell
RBC
3
NK cell
T cell
4

Potential for enhanced efficacy and safety versus agonists antibodies and recombinant cytokines by confining RTX-240 to the vasculature and spleen

RubiusTherapeutics 7

RTX-240 Led to Clinical Benefit in Certain Patients with Pretreated Advanced Solid Tumors

PARTIAL RESPONSE CONFIRMED	PARTIAL RESPONSE UNCONFIRMED	STABLE DISEASE*	STABLE DISEASE	STABLE DISEASE	STABLE DISEASE
METASTATIC ANAL CANCER	**METASTATIC UVEAL MELANOMA**	**NON-SMALL CELL LUNG CANCER**	**SOFT TISSUE SARCOMA**	**PANCREATIC CANCER**	**PROSTATE CANCER**
• **54% tumor shrinkage of target lesions**	• **100% tumor shrinkage of target lesion**	• **Disease stabilization at 8 weeks**	• **Disease stabilization for 4 months**	• **Disease stabilization for 3 months**	• **Disease stabilization for 4 months**
• Duration of Response >4 months	• Resolution of 14/15 hepatic non-target lesions at 16 weeks		• Converted cold tumor to hot with trafficking of NK and T cells and expression of PD-L1		
• Treated at **1e8 Q4W**	• Treated at **1e10 Q4W**	• Treated at **3e10 Q4W**	• Treated at **1e10 IV/IT**	• Treated at **1e10 IV**	• Treated at **3e9 Q4W**
• 3L metastatic	• 2L metastatic	• 2L metastatic	• 3L metastatic	• 2L metastatic	• 4L metastatic
• **Treatment was ongoing** at 8 months	• **Treatment was ongoing** at 4 months	• **Treatment was ongoing** at 3 months	• ---	• ---	• ---
• Prior anti-PD-L1 (1L) and anti-PD-L1 + ICOS therapy (2L)	• Prior anti-PD-1 + CTLA-4	• Prior anti-PD-L1 + chemo as 1L therapy	• Prior lines of therapy with adriamycin + ifosfamide and tazemetostat	• Prior therapy with FOLFOXIRI chemotherapy	• Prior therapy with enzalutamide, abiraterone, docetaxel and tremelimumab

Initial clinical data at the time of the cut-off Feb 28, 2021

*Stable disease according to RECIST v.1.1 of at least 12 weeks duration is reported

RubiusTherapeutics 8

CLINICAL TRIAL DESIGN & INITIAL DATA SUMMARY CHRISTINA COUGHLIN, M.D., PH.D., CHIEF MEDICAL OFFICER9

RTX-240 Clinical Development Plan


MONOTHERAPY
Relapsed/refractory (R/R) or locally advanced solid tumors
ENROLLING: Phase 1: Monotherapy
5 Dose Cohorts Completed and 2 Additional Dose Cohorts Enrolling
1e8 (n=2) Q4W IV
1e9 (n=3) Q6W IV
3e9 (n=3) Q4W IV
1e10 (n=4) Q4W iv
3e10 Q4W IV (n=1) Open to Enrollment**
1e10 (n=3) Q4W iv/it*
1e10 Q3W IV Open to Enrollment**
Further explore dose & interval
Phase 2: Tumor-Specific Expansion Cohort
RTX-240 + PD-1
Relapsed/Refractory Solid Tumors
Phase 1: Dose-Escalation
~3-4 cohorts (leverage monotherapy data)
MONOTHERAPY
Relapsed/Refractory Acute Myeloid Leukemia
ENROLLING: Phase 1 Dose Escalation
Phase 2 Expansion

RubiusTherapeutics

* iv/it (intratumoral) dosing is designed with the combination of iv and it in cycle 1 followed by Q4W iv

** Two dose cohorts open in parallel to explore dose (3e10 iv Q4W) and schedule (1e10 iv Q3W)

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Initial RTX-240 Solid Tumor Clinical Data Summary and AML Update

PHASE 1
Solid Tumor Overview and Initial Clinical Data

Overview:
- Completed 5 dose cohorts
- 16 patients evaluable for safety (primary outcome measure)
- 15 patients evaluable for efficacy (secondary outcome measure)
- Enrollment continues in the Phase 1 part of the trial

Efficacy
- 2 partial responses (one unconfirmed) and 4 patients with stable disease

Safety:
- No DLTs or treatment-related Grade 3/4 adverse events

Pharmacodynamic (PD) effects:
- PD effects included activation, expansion and trafficking of both NK and T cells

Dose response:
- Dose response observed in PK and safety dose
- Observed as an overall trend towards a dose response in absolute NK cell numbers (expansion)

PHASE 1
AML Overview

- 5 patients treated across 2 dose levels
- Reported trafficking data from 1 patient
- Enrollment ongoing

RubiusTherapeutics
Initial clinical data at the time of the cut-off Feb 28, 2021
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......·.·.·.·.·..•.•..• . i·.(·.;(•..R...ubiusTherapeutics •••••••••PATIENT CASE STUDIES12

Confirmed Partial Response in Anal Cancer with 54% Reduction in Target LesionsCASE HISTORY1 2 3Baseline June 20204 5C3D1 Aug 2020 (2 months) -11% target lesions (SD)C5D1 Oct 2020 (4 months) -34% target lesions (PR)prior to enrollment • Treated with RTX-240 in the 1e8 Q4W iv cohort in metastatic 3L settingC7D1 Dec 2020 (6 months) -51% target lesions (PR)C9D1 Feb 2021 (8 months) -54% target lesions (PR)13

Unconfirmed Partial Response in Metastatic Uveal Melanoma with Complete Resolution of Hepatic Target Lesion at 16 Weeks CASE HISTORY 1 2Hepatic target lesionBaseline Oct 2020 Target Lesion3Cycle 3 Day 1 Dec 2020 (2 months) Target Lesion (SD)1e10 Q4W iv cohort in the 2L settingCycle 5 Day 1 Feb 2021 (4 months) Target Lesion (-100%, PR) 14

RTX-240 Induced Complete Regression of 14 of 15 Lesions in the Liver in Metastatic Uveal Melanoma Patient1 2 3Baseline Oct 2020 Non-Target Lesion (9mm)1 2Cycle 3 Day 1 Dec 2020 (2 months) Non-Target Lesion (9mm)3Cycle 5 Day 1 Feb 2021 (4 months) Non-Target Lesion (7mm)Lower liver images Non-target lesionsBaseline Oct 2020 Non-Target LesionsCycle 3 Day 1 Dec 2020 (2 months) Non-Target LesionsCycle 5 Day 1 Feb 2021 (4 months) Non-Target Lesion15

......·.·.·.·.·..•.•..• . i·.(·.;(•..R...ubiusTherapeutics •••••••••INITIAL SOLID TUMOR CLINICAL DATA16

Patient Baseline Characteristics

	PARAMETER N=16 EVALUABLE
Age (median, range)	55 (23-80)
Gender (Male/Female)	8/8
Race/Ethnicity	
Non-Hispanic/Non-Latino	11
Hispanic/Latino	5
Disease setting[1]	
Colorectal/lower GI cancers, n	4
Melanoma, n	5
Other cancers, n	7
Lines of prior therapy in the metastatic setting, median (range)	3 (1-10)
Prior anti-PD-1/PD-L1	11
Prior ipilimumab + nivolumab	5
Prior chemotherapy	12
Prior radiation	7

[1] Lower GI cancers include colorectal cancer (n=2), anal cancer (n=1), pancreatic ductal adenocarcinoma (n=1), gastroesophageal cancer (n=1); melanoma includes cutaneous melanoma (n=2), ocular melanoma (n=2), mucosal melanoma (n=1); and other cancers (all n=1), mesothelioma, ovarian, prostate, soft tissue sarcoma, non-small cell lung, testicular germ cell tumor

Safety population n=16

Initial data cut off: February 28, 2021

RubiusTherapeutics

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Treatment-Related Adverse Events (AE)* and Immune-Related Adverse Events – No Grade 3/4 Adverse Events (n=16)ADVERSE EVENT PREFERRED TERMFatigue Chills Decreased Appetite Arthralgia (joint pain) Nausea Fever Myalgia (muscle pain) Dysgeusia (altered taste) Hyperhidrosis (excessive sweating)GRADE 1 N (%) 2 (13) 3 (19) 3 (19) 3 (19) 3 (19) 2 (13) 2 (13) 2 (13) 2 (13)GRADE 2 N (%) 2 (13) 0 0 0 0 0 0 0 0GRADE 3 N (%) 0 0 0 0 0 0 0 0 0GRADE 4 N (%) 0 0 0 0 0 0 0 0 0ANY GRADE N (%) 4 (25) 3 (19) 3 (19) 3 (19) 2 (13) 2 (13) 2 (13) 2 (13) 2 (13)Initial Data cut-off: Feb 28, 2021 Safety population: n=16 evaluableObserved Immune-Related Adverse Events (irAE) • Ten irAE of Grade 1/2 were observed among 5 patients, no Grade 3/4 irAEs reported. Observed irAE with a median time to onset of 42 days from the first dose (range, 0-62 days) • Grade 2 irAE include pneumonitis, adrenal insufficiency, and hypothyroidism • Grade 1 irAE include arthralgia (n=3), myalgia (n=2), AST elevation and ALT elevation*TRAE’s observed in two or more patients18

Best Response Observed in Patients with Solid TumorsCLINICAL EFFICACY RESULTS• The best response is recorded from the start of the treatment until disease progression with 14 patients evaluable for best response• Patients are considered evaluable for response with measurable disease at baseline (per RECIST v1.1) and at least one follow-up scan at least 1 dose of RTX-240• Scans are performed at baseline and every 8 weeks* * * * * * * ** * *cPR (ongoing)+20% (PD)-30% (PR)Objective response evaluable population: n=14 Initial data cut-off: Feb 28, 2021uPR (ongoing)*Patients receiving prior PD-1/PD-L1 therapy are indicated with an asterisk(*)

Time to Tumor Response and Time on Therapy• Two partial responses observed at different iv dose levels* • Four patients with SD lasting >12 weeks 1 • Treatment ongoing in 4 patients** • Enrollment continues in new Phase 1 cohortsTime on Treatment (Days)1 Patient discontinued due to clinical disease progression Safety population: n=16 evaluable *One confirmed and one unconfirmed partial response **Initial data cut-off: Feb 28, 2021 20

....•.·•·•·•·······. ·•·· i{(Rub ius The rap eutics •••••••••••••••INITIAL PHARMACODYNAMIC DATA21

RTX-240 Induced the Activation and Expansion of Both NK Cells and Memory CD8+ T Cells

NK CELL FUNCTION


NKG2D
NKG2A
HLA-E
HLA-DR
NKp30
B7H6
Dying tumor cell
(attacked by the NK cell)

- **NK cell** activity is determined by the balance of inhibitory and activating signals that are received from receptor/ligand interactions



NKp30: B7H6
Activating receptor/ ligand



NKG2A: HLA-E
Inhibitory receptor/ ligand

MEMORY CD8+ T CELL FUNCTION


MHC
Class I
HLA-DR
T cell receptor
(TCR)
Dying tumor cell
(attacked by the T cell)

- **Cytotoxic CD8+ T cell** activity is triggered by the recognition of the MHC Class I peptide antigen complex T cell receptor



MHC Class I:peptide complexed with the TCR
T cell recognition signal

RubiusTherapeutics
22

RTX-240 Stimulated Adaptive and Innate Immunity, Supporting Proof of Mechanism• Demonstrated activation and/or expansion of NK or memory CD8+ T cells or both in all patients with solid tumors (n=16) ▪ Resulted in partial responses in 2 patients• Induced two key NK cell subsets associated with cytotoxicity and cytokine production ▪ CD16+CD56dim (mature NK, killer phenotype) and CD56bright (immature NK, cytokine secretion) ▪ Increased percentage of both NK cell subsets• Induced a specific signature of NK cell receptor expression, including ▪ Expansion of NKp30+ NK cells (activation) and increased ratio of the receptors NKG2D (activation) / NKG2A (inhibitory) ▪ Signature may allow selection of specific tumor types with predicted sensitivity to RTX-24023

RTX-240 Induced Activation and Expansion of NK and T Cell Populations (n=16)

NK CELL ACTIVATION AND EXPANSION

MEMORY CD8 T CELL ACTIVATION AND EXPANSION



Maximum Fold Change in the Percent of NK Cells Expressing HLA-DR
Maximum Fold Change from Baseline
Baseline
Post-treatment
Low Dose
High Dose
Maximum Fold Change in the Absolute Number of Circulating NK Cells
Maximum Fold Change in the Percent of Memory CD8+ T Cells Expressing HLA-DR
Maximum Fold Change in the Absolute Number of Circulating Memory CD8+ T Cells
Low Dose n=8
High Dose n=8

Low dose = 1e8-3e9 cells/dose (n=8); **High dose** = 1e10-3e10 cells/dose (n=8)

RTX-240 activated and expanded NK and T cells across RTX-240 dose levels

RubiusTherapeutics Initial data cut-off: Feb 28, 2021

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RTX-240 Induced Expansion and Activation Receptor Expression in Key NK Cell Subsets (n=8)

KEY NK SUBSETS INDUCED BY RTX-240

Maximum Fold Change in the Percent of Lymphocytes that are CD16+CD56[dim]



Maximum Fold Change from Baseline
5
4
3
2
1
0
Baseline
Baseline
Post-treatment
High Dose

Maximum Fold Change in the Percent of Lymphocytes that are CD56[bright]



Maximum Fold Change from Baseline
20
15
10
5
0
Baseline
Baseline
Post-treatment
High Dose

ACTIVATION AND INHIBITORY RECEPTORS INDUCED BY RTX-240

Maximum Fold Change in the Ratio of Expression of NKG2D/NKG2A of All NK Cells



Maximum Fold Change from Baseline
5
4
3
2
1
0
Baseline
Baseline
Post-treatment
High Dose

Maximum Fold Change in the Percent of NKp30+NK Cells



Maximum Fold Change from Baseline
3
2
1
0
Baseline
Baseline
Post-treatment
High Dose

High dose = 1e10-3e10 cells/dose (n=8)

RTX-240 expanded differentiated (CD56[dim]) and immature NK cells (CD56[bright]) in lymphocyte population

RubiusTherapeutics Initial data cut-off: Feb 28, 2021

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TUMOR INFILTRATION DATA: SOLID TUMORS AND AML26

Tumor Trafficking from Periphery into the Tumor Microenvironment• Trafficking of both T and NK cells was observed in 3/5 patients (1.6 to 10-fold increases) ▪ Shown in patients with metastatic mesothelioma (n=1), metastatic soft tissue sarcoma (n=1) and refractory AML (n=1) ▪ Tumor infiltration was not observed in patients with ovarian cancer (n=1) and heavily pre-treated melanoma (n=1)• Increased expression of PD-L1 and/or increased ratio of M1/M2 macrophages observed in 3/4 patients with solid tumors ▪ Suggests improved immune-permissive TME, which may enhance innate and adaptive tumor-associated immune cell responses• Trafficking of activated NK and T cells into the bone marrow was associated with increases in the cellularity of the marrow in the AML patient ▪ Increased activated effector cells (granzyme B+ NK and T cells) were observed at the first two doses of RTX-24027

CASE 1: Metastatic Mesothelioma with NK and T cell Trafficking

10-Fold Increase in Percentage of NK Cells in Refractory Disease



GmzB+ T cell trafficking
NK cell trafficking
Archival diagnostic biopsy
On-treatment biopsy Day 34 (2 *iv* doses)
On-treatment biopsy Day 34 (2 *iv* doses)

● GmzB ● CD3 (T cells) ● CD8 (T cell) ● CD56 (NK cell)

- **10-fold increase** in % of **NK cells**
- More than 4-fold increase in CD8+ T cells
- **Improved immune-permissive environment** via increase in **PD-L1 expression**

	Baseline, %	On-treatment, % (fold change)
% NK (CD56) of all cells	**0.4**	**4.5 (10-fold)**
% All T (CD3) of all cells	4	16 (4-fold)
% Cytotoxic T (CD8) of all cells	2	8.8 (>4-fold)
PD-L1+ cells	29	51 (1.8-fold)

RubiusTherapeutics

Initial data cut-off: Feb 28, 2021

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Case 2: Acute Myeloid Leukemia (AML) Biopsy Images

Increased Cellularity in Bone Marrow with activated NK and T Cell Trafficking



Baseline Pre-treatment | On-treatment (Cycle 2, after 2 doses, Day 36) | On-treatment (Cycle 3, after 3 doses, Day 64)

● GmzB ● CD3 (T cells) ● CD8 (T cell) ● CD56 (NK cell) ● Nuclei

- **8-fold increase** in % of **NK cells** of all marrow cells
- Substantial increases in **Granzyme B+ NK and CD8+ T cells** at both on-treatment timepoints indicating trafficking of activated mature effector cells

	Baseline, %	Cycle 2 Day 8 % (fold change)	Cycle 3 Day 8 % (fold change)
% CD8+ T cells of all T cells	34%	47% (1.4-fold)	32%
%GmzB+ of all CD8+ T cells	0.06%	0.53% (~9-fold)	1.67% (~28-fold)
% NK of all cells	1%	4% (4-fold)	8% (8-fold)
%GmzB+ of all NK cells	0	0.16%	0.64%
Cellularity	1x	1.9x	2.3x

RubiusTherapeutics

......·.·.·.·.·..•.•..• . i·.(·.;(•..R...ubiusTherapeutics •••••••••RTX-240 CLINICAL DEVELOPMENT PLAN30

Using the Biology of the NK and T cell Response to Select Development IndicationsNK CELLS AS RTX-240 TARGETS METHODOLOGYNK cell (activated by RTX-240)NKG2DNKp30NKG2AB7-H6MHC Class IDying tumor cell (attacked by the NK cell)• Key factors leveraged to identify potential indications among solid tumors for RTX-240: ▪ RTX-240 in designed to induce a highly specific pattern of NK cell surface activation receptors with known ligands in tumors ▪ Similar analyses of the T cell mechanism and biology of the RTX-240 responders – Anal cancer – Metastatic uveal melanoma • Profiled the Cancer Genome Atlas (TCGA) using this biology in an effort to predict cancers susceptible to NK and T cell mechanisms ▪ Assessed ligands for key activation and inhibitory receptors induced by RTX-24031

Biology of Target Cells Informs Indication Selection and Correlates with Responses in Anal and Uveal Melanoma Patients

- Cancer indications **ranked the highest** in this analysis include
  - Upper GI cancers (Gastric/esophageal cancer)
  - AML
  - Lower GI cancers (**anal**, colorectal cancer)
  - **Metastatic uveal melanoma**
  - Renal cell cancer
- T cell mechanism and biology of the RTX-240 responders yielded similar rankings of indications


Gastric
AML
Esophageal
Colon/anal
Met Uveal Melanoma
Renal
Z-Score is number of standard deviations from the median calculated row-wise
Color Key
-2 0 2
Row Z-Score
B7H6
NKp30 Ligand
HLA-E
NKG2A Ligand
Patient samples in TCGA ranked by expression level within disease setting (HIGH to LOW for B7H6, LOW to HIGH for HLA-E)
More optimal
Less optimal

RubiusTherapeutics
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Key Takeaways from Initial Data• RTX-240 demonstrated a favorable, emerging safety results across dose levels• Single-agent activity with partial responses per RECIST v1.1 in two patients• Pharmacodynamic effects demonstrated the activation and expansion of the key NK and T cell types• Tumor cell infiltration of activated NK and T cells into the tumor microenvironment in solid tumors and AMLEnrollment Continues and Dose and Schedule Optimization Ongoing33

......·.·.·.·.·..•.•..• . i·.(·.;(•..R...ubiusTherapeutics •••••••••PIPELINE34

Clinical-Stage Company Developing a Broad Wholly Owned Pipeline

PRODUCT CATEGORY	PROGRAM	PRECLINICAL / IND ENABLING / PHASE 1 / PHASE 2	Milestone
CANCER	RTX-240	R/R Solid Tumors	Phase 2 initiation 1Q'22*
CANCER	RTX-240	R/R Acute Myeloid Leukemia	Initial clinical results by year-end*
CANCER	RTX-240	RTX-240 + PD-1 R/R Solid Tumors	Phase 1 trial initiation 2H'21*
CANCER	RTX-321 aAPC (HPV 16+)	R/R HPV-16+ Solid Tumors	Initial clinical results by 1Q'22*
CANCER	RTX-224	R/R Solid Tumors	File IND by year-end*
CANCER	RTX-aAPC	Cancer	
AUTOIMMUNE DISEASES	RTX-T1D	Type 1 Diabetes	

Present additional RTX-240 Phase 1 clinical results for solid tumors and integrated clinical program for RTX-240 by year-end, including expansion cohorts

RubiusTherapeutics

*Anticipated milestones

35

......·.·.·.·.·..•.•..• . i·.(·.;(•..R...ubiusTherapeutics •••••••••Q&A AND APPENDIX36

Supporting Rubius Preclinical Publications• RTX-240 ▪ 2020 Society for Immunotherapy of Cancer (SITC) Annual Meeting• RTX-321 ▪ 2020 Federation of Clinical Immunology Societies (FOCIS) Virtual Annual Meeting; ▪ 2020 American Association for Cancer Research (AACR) Tumor Immunology Conference; and ▪ 2020 American Society of Gene & Cell Therapy 23rd Annual Meeting• RTX-224 ▪ 2019 American Association of Cancer Research Annual Meeting37

Red Cell Therapeutics Competitive Comparison Indicates Potential Advantages

	EFFECTOR CELL THERAPY (CAR-T, CAR-NK, TIL)+	AGONISTS AND CYTOKINES+	RED CELL THERAPEUTICS+
Outpatient		✓	✓
Safety profile: No lymphodepletion, hospitalizations		✓	✓
Safety profile: Narrow biodistribution			✓
Safety profile: No lentiviral genetic material present		✓	✓
Safety profile: No severe liver or organ toxicity			✓
Broad anti-tumor immune response observed		✓	✓
Single-agent activity in solid tumors observed	✓*	✓	✓
Efficacy in hematologic malignancies	✓**		Ongoing***

+ We have not conducted head-to-head studies of any Red Cell Therapeutic against these product types. Checkmarks represent the potential opportunity for RTX-240 based on these initial clinical results.
*TILs have shown single-agent activity in solid tumors. CAR-T and CAR-NK therapies have not shown single-agent activity to date.
**CAR-T and CAR-NK therapies have shown efficacy in hematologic malignancies. TILS have not shown efficacy in hematologic malignancies to date.
***Subject to ongoing and future clinical trials

RubiusTherapeutics
38

Comprehensive and Precise Methodology to Identify Target Cell Trafficking into Tumor Microenvironment (TME) in Paired Biopsies*



Tissue analysis area defined
Nuclei defined
Tumor (SOX10+)
Stroma (SOX10-)
12-plex stains

STEP 1

Define areas of analysis in tissue sections

STEP 2

Define necrotic (dead) tumor to exclude

STEP 3

Define tumor vs. stroma areas

STEP 4

Apply marker antibodies to a single tissue section

STEP 5

Digital expression analysis of 12 markers

RubiusTherapeutics

*Optional biopsies for solid tumor Phase 1 arm. Standard of care biopsies for AML Phase 1 arm.

39